SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                                 CMC FUND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
         (2) of Schedule 14A
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies:

            ------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------
         5) Total fee paid:

            ------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.
/ /      Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

            ------------------------------------------------------------
         3) Filing Party:

            ------------------------------------------------------------
         4) Date Filed:

            ------------------------------------------------------------

Dear CMC Fund Trust Shareholder,

The Board of Trustees for each of the Funds of CMC Fund Trust is asking that you consider and vote on a number of proposals affecting your Funds. Each proposal is designed to benefit the Funds, but as a shareholder, it is important that you consider them carefully and vote your support.

There are three proposals under consideration for each of the Funds:

o Elect five Trustees to the Boards of Trustees
o Update and amend a number of the investment restrictions, and
o Ratify the selection of PricewaterhouseCoopers LLP as the independent accountant.

The Board of Trustees for each Fund is unanimously recommending that shareholders approve the proposals under consideration, which are explained in detail in the attached proxy statement. For your convenience, we have prepared a Q&A that precedes the proxy statement, which is designed to respond to your questions and provide an overview of the proposals and their impact to the Funds. Please be sure to read these materials carefully before you vote.

You may vote your ballot in two ways:

o By mail using the postage paid envelope

o By fax at _______________  ____________________.

If you have any questions about the proposals, please call your Columbia representative at 1-800-547-1037. Remember, the Board recommends that you vote IN FAVOR of the proposals.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ JEFF B. CURTIS
-----------------------
Jeff B. Curtis
President

VOTING THE PROPOSALS UNDER THE CMC FUND TRUST PROXY SOLICITATION

What proposals am I being asked to vote on?
The Board of Trustees of each of the Funds of CMC Fund Trust is recommending that shareholders consider and approve three proposals for each of the Funds:

o Elect Trustees to the Board
o Amend the investment restrictions
o Ratify the selection of PricewaterhouseCoopers LLP as the independent accountant.

Why Should I elect Trustees to the Board?
The Board of Trustees has added a trustee position and has nominated Mr. Charles
R. Nelson to fill that position. In April 2000, Mr. Patrick Simpson was elected by the Board of Trustees to fill a vacancy. The Investment Company Act of 1940 ("40 Act") generally requires that shareholders elect a majority of trustees. In addition, new trustees cannot be elected by the Board to fill vacancies unless, following that election, two thirds of the trustees have been elected by shareholders. To assure compliance with the two-thirds requirement of the 40 Act, shareholders are being asked to approve the current trustees and the new nominee.

What are investment restrictions?
Investment restrictions govern specific details about what a fund can and cannot invest in as part of accomplishing its investment objective.

Why does the Board recommend amending the investment restrictions?
For some CMC funds, the investment restrictions have not been updated recently. With ongoing changes in the securities laws and investment environment, many of the investment restrictions have become outdated, thus hindering the ability of the Funds to compete against similar funds with more current investment restrictions.

What is the expected outcome if the investment restrictions are amended?
By approving amendments to the investment restrictions, shareholders would provide fund managers with greater flexibility to manage investments for the best returns, consistent with each Fund's investment objectives. Also, shareholder approval would give the Board of Trustees the ability to approve future changes in certain of the investment restrictions without conducting another proxy solicitation. This would save the Funds money and also improve the Funds' ability to respond quickly to changes in the industry or the marketplace.

Will amendment of the restrictions result in a change in investment objectives? As always, the Board will not, and cannot, change the investment objectives without shareholder approval. Each fund will continue to be managed according to its current investment objective.

Why should I vote on these proposals?
As part owner of the Funds, it is important that you are represented in the process of electing new Board members, since the Board members are elected to represent the shareholders' best interests. It is also important that you have an opportunity to vote on proposed changes to the investment restrictions. Lastly, it is important that as many shareholders as possible be represented in the voting process.

Have the Boards of Trustees approved these proposals?
Yes, the Board of each Fund has reviewed the proposals and believes they are in the best interests of the shareholders. They unanimously recommend that you vote yes for all proposals before you.

How do I cast my vote?
For your convenience, you may vote your ballot in two ways
o By mail using the postage paid envelope enclosed
o By fax at __________________.

Is there a shareholder meeting scheduled?
Yes, a special shareholder meeting will be held at the offices of Columbia Management Co., 1300 S.W. Sixth Avenue, 5th Floor, Portland, OR 97201, on January 9, 2003 at 10:00 a.m., Pacific Time. At this meeting, final votes are cast and ballots are officially tabulated. Shareholders do not need to attend the meeting in person, because the proxies named on your ballot will cast your vote on your behalf.

Whom can I call for more information?
If you have questions, please contact your Columbia representative at 1-800-547-1037.

                            CMC STRATEGIC EQUITY FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                               CMC SMALL CAP FUND
                            CMC SHORT TERM BOND FUND
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND


                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         -------------------------------

To the Shareholders:


         Notice is given that CMC Fund Trust (the "Trust") will hold a special meeting of shareholders (the "Special Meeting") of CMC Strategic Equity Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC International Bond Fund, and CMC Fixed Income Securities Fund (each a "Fund" and together the "Funds") at the offices of Columbia Management Co., 1300 SW Sixth Avenue, 5th Floor, Portland, Oregon 97201 on January 9, 2003 at 10:00 a.m., Pacific Time, for the following purposes:

         1. Election of Trustees. To elect a Board of Trustees of the Trust.

         2. Fundamental Investment Restrictions. To approve changes to certain fundamental investment restrictions for the Funds.

         3. Independent Accountants. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

         4. Other Business. To transact any other business that properly comes before the Special Meeting or any adjournment or adjournments thereof.

         Shareholders of record at the close of business on November 22, 2002 are entitled to receive notice of and to vote at the Funds' Special Meeting and any adjournment thereof.


                                          By Order of the Board of Trustees


                                          Mark A. Wentzien
                                          Secretary

December ___, 2002
Portland, Oregon

                             YOUR VOTE IS IMPORTANT

         SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY ON PROPOSAL 2 AND WILL VOTE TOGETHER AS A SINGLE GROUP ON PROPOSALS 1 AND 3. IF YOU HAVE A SINGLE ACCOUNT HOLDING SHARES OF MULTIPLE FUNDS IN THE TRUST, YOU WILL RECEIVE A SINGLE PROXY CARD FOR YOUR ACCOUNT AND ONLY ONE PROXY STATEMENT. IF YOU HAVE ACCOUNTS UNDER MORE THAN ONE NAME BUT WITH THE SAME ADDRESS AND SOCIAL SECURITY NUMBER, YOU WILL RECEIVE A SEPARATE PROXY CARD FOR EACH OF YOUR ACCOUNTS, BUT ONLY ONE PROXY STATEMENT. TO VOTE YOUR SHARES, PLEASE SIGN, DATE, COMPLETE AND MAIL THE ENCLOSED PROXY CARD[S] PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" EACH PROPOSAL.

                            CMC STRATEGIC EQUITY FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                               CMC SMALL CAP FUND
                            CMC SHORT TERM BOND FUND
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND

                       -----------------------------------
                                 PROXY STATEMENT
                       -----------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JANUARY 9, 2003

         This Joint Proxy Statement and form of proxy enclosed are furnished in connection with a solicitation of proxies by the Board of Trustees of CMC Fund Trust (the "Trust") to be voted at the special meeting of shareholders (the "Special Meeting") of CMC Strategic Equity Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, CMC International Stock Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC International Bond Fund, CMC Fixed Income Securities Fund (each a "Fund" and collectively the "Funds"), to be held on January 9, 2003 at 10:00 a.m., at the offices of Columbia Management Co., 1300 SW Sixth Avenue, 5th Floor, Portland, Oregon 97201, for the purposes set forth in the accompanying Notice of Special Meetings of Shareholders.

         The Trust is a registered open-end, management investment company under the Investment Company Act of 1940 (the "40 Act") and is organized as an Oregon business trust. The Trust is comprised of the Funds, all of which are the subject of this Proxy Statement. Each Fund is a separate series of the Trust.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions marked on the proxy cards. Executed proxies that are unmarked will be voted for approval of the proposals described in this Proxy Statement.

         This Proxy Statement and the related Notice of Special Meeting are expected to be first mailed to shareholders of record on or about December ___, 2002. The principal executive offices of the Trust are located at 1301 SW Fifth Avenue, Portland, Oregon 97201-5601. Copies of the Funds' most recent Annual and Semi-Annual Reports are available upon request, without charge, by (i) writing to the Trust at Columbia Financial Center, P.O. Box 1350, Portland,

Oregon 97207-1350, (ii) calling toll free 1-800-547-1707, or (iii) visiting the Securities and Exchange Commission's Web site at www.sec.gov.

                        PROPOSALS APPLICABLE TO EACH FUND

      The following table summarizes the proposals applicable to each Fund:

PROPOSAL #         PROPOSAL DESCRIPTION                           APPLICABLE FUND(S)                          PAGE
----------         --------------------                           ------------------                          ----
       1.          To elect as trustees the nominees presented    All                                         [__]
                   in Proposal 1
      2.A.         To modify the investment restriction           All, except Strategic Equity Fund           [__]
                   regarding lending
      2.B.         To modify and reclassify the investment        All, except Strategic Equity Fund           [__]
                   restriction regarding investments in
                   restricted and illiquid securities
      2.C.         To eliminate the investment restriction        All, except Strategic Equity Fund           [__]
                   regarding the purchase of securities of
                   other investment companies
      2.D.         To modify the Fund's fundamental               Small Cap and Small/Mid Cap                 [__]
                   investment restriction regarding               Funds only
                   buying and selling real estate
      2.E.         To modify the Fund's fundamental               Short Term Bond Fund only                   [__]
                   investment restriction regarding
                   borrowing
       3.          To ratify PricewaterhouseCoopers               All                                         [__]
                   LLP as independent accountants

                       SHARES ENTITLED TO VOTE AND QUORUM

         The holders of record of shares (the "Shareholders") of each Fund as of the close of business on November 22, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Special Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below sets forth the number of shares outstanding for each Fund as of the Record Date.

                                                               NUMBER OF SHARES
        NAME OF FUND                                              OUTSTANDING

        CMC Strategic Equity Fund                               20,138,819.631
        CMC Small/Mid Cap Fund                                   7,873,090.112
        CMC Small Cap Fund                                      62,660,284.756
        CMC International Stock Fund                             2,117,357.383

        CMC Short Term Bond Fund                                11,545,326.715
        CMC Fixed Income Securities Fund                         2,590,970.204
        CMC High Yield Fund                                     39,869,527.234
        CMC International Bond Fund                                        -0-



         A quorum for the conduct of business at the Special Meeting requires the presence, in person or by proxy, of holders of 30 percent of the outstanding shares of the Trust. If a quorum to transact business or the vote required to approve any proposal described in this Proxy Statement is not present or obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of shares of all Funds (voting together as a single group) present in person or by proxy at the Special Meeting, even though less than a quorum. The persons named as proxies will vote the shares represented by the proxy upon such proposal as determined in their discretion.

         If a proxy is properly executed and returned and includes instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote cast "for" or "against" any proposal or adjournment to permit further solicitation of proxies. With respect to Proposals 1 and 3, abstentions will have no effect. With respect to Proposal 2, abstentions effectively will be a vote against the proposal because the required vote is a percentage of the Fund's shares outstanding or present at the Special Meeting.

         Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise:

     o By written notice of the proxy's revocation to Mark A. Wentzien, Secretary of the Trust, at the above address prior to the Special Meeting;
     o By the subsequent execution and return of another proxy prior to the Special Meeting; or
     o By voting in person at the Special Meeting and giving oral notice of revocation to the Chairman of the Special Meeting.

         A shareholder who attends the Special Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Special Meeting in accordance with the instructions given in the proxy. If no instructions are given, shares represented by the proxy will be voted for the nominees for trustee named in this Proxy Statement and for Proposals 2 and 3.

              PRINCIPAL SHAREHOLDERS AND SHARES HELD BY MANAGEMENT

         Attached as Exhibit A is a list of all persons known by the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund in the Trust as of the Record Date. Exhibit A also shows the number of shares of each Fund in the Trust owned by each trustee and by all trustees and officers of the Trust as a group as of the Record Date.

                             SOLICITATION OF PROXIES

         Columbia Management Co. (the "Adviser"), located at 1301 SW Fifth Avenue, Portland, Oregon 97201, serves as the investment adviser for each of the Funds.

         In addition to solicitations of proxies by mail, proxies may be solicited by officers and employees of the Adviser, personally or by telephone or electronically, without additional compensation. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the shares held in their names. All costs of printing and mailing proxy materials and the costs and expenses of holding the Special Meeting will be split equally by the Adviser and the Trust. The Trust's share of expenses will be prorated among the Funds on the basis of net assets as of the Record Date.

PROPOSAL NO. 1:  TO ELECT TRUSTEES OF THE TRUST

ALL FUNDS

         The first proposal to be considered at the Special Meeting is the election of trustees of the Trust.

         Each of the nominees, other than Mr. Charles R. Nelson, is now serving as a trustee of the Trust. Each of the nominees has agreed to serve if elected. If a designated nominee declines to serve before the Special Meeting or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. As a condition to election as a trustee, in accordance with policies adopted by the Trust designed to enhance the independence and effectiveness of the Trust's trustees ("Board Policies"), each nominee is required to submit in writing a resignation as a trustee that becomes effective as of the adjournment of the first regularly scheduled meeting of the board of trustees following the trustee's 72nd birthday.

         Each incumbent trustee currently oversees 23 portfolios in the Columbia Funds Complex, which is composed of the eight Funds in the Trust and 15 Columbia Funds advised by the Adviser.

         The Investment Company Act of 1940 (the "1940 Act") generally provides that, at all times, a majority of trustees must be elected by shareholders and that new trustees cannot be appointed to fill vacancies unless, after the appointments, two-thirds of the trustees have been elected by shareholders. The Trust's Board of Trustees (the "Board") now has four trustees, three of whom have been elected by shareholders. One trustee, Mr. Patrick J. Simpson, was elected by the trustees to fill a vacancy created by the retirement of a trustee in April 2000. The Board has added one more independent trustee's position and has nominated Mr. Charles R. Nelson to fill that position. To assure compliance with the two-thirds requirement of the 1940 Act, shareholders are being asked to elect all incumbent trustees and the new nominee. If all nominees to serve as trustees are elected by shareholders, the Board will also have the flexibility--without the requirement and expense of calling a shareholder meeting--to fill vacancies created in the future when a trustee resigns, retires or otherwise ceases service as a trustee, or if the Board desires to add an additional trustee. Based upon the Board Policies, Mr. Inskeep's last meeting as a trustee of the Trust will be in April 2003. Unless this proposal is approved, the Board will be unable to fill the vacancy created by his retirement.

         If elected, the trustees will hold office until the next meeting of shareholders at which trustees are elected and until their successors are elected and qualified. As permitted under Oregon law, the Trust is not required to hold, and does not anticipate holding, annual meetings. Thus, the trustees will be elected for indefinite terms. Any trustee may resign, however, and any trustee may be removed at any meeting of shareholders called for that purpose by at least two-thirds of the outstanding shares of the Trust. If a vacancy exists for any reason, the remaining trustees may fill the vacancy by appointing another trustee. If, at any time, less than a majority of the trustees holding office has been elected by shareholders, the trustees then in office will call a shareholders' meeting within 60 days for the purpose of electing trustees.

         The Board met five times during the fiscal year ended October 31, 2002 and each incumbent trustee attended all of these meetings. The Board has no standing Compensation Committee. The Board established an Audit Committee in January 2002. The Audit Committee will consider and engage, on an annual basis, the Trust's independent auditors, review with management and the independent auditors the financial statements included in the Fund's Annual Report to Shareholders, and generally oversee the audit process. The Audit Committee is composed solely of Independent Trustees (currently, Messrs. George, Simpson, and Woolworth).

         In addition, the Trust adopted a nominating policy in January 2002 under which the Independent Trustees of the Trust are responsible for selecting and nominating candidates for election to serve as trustees. The Independent Trustees will not consider nominees recommended by shareholders of Funds in the Trust.

         Set forth below are the nominees for election as trustees of the Trust (the "Nominees"), together with information about them. Other director positions disclosed include director, general partner or trustee of companies that are required to file reports with the Securities and Exchange Commission (the "SEC"), other than registered investment companies.

INTERESTED NOMINEES*
-------------------
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                         PRINCIPAL         FUND COMPLEX           OTHER
                                  POSITION(S)   TERM OF OFFICE         OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
                                   HELD WITH     AND LENGTH OF         DURING PAST 5        TRUSTEE OR           HELD BY
      NAME, ADDRESS AND AGE         TRUST        TIME SERVED**            YEARS              NOMINEE            TRUSTEE***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  J. Jerry Inskeep, Jr.          Chairman      Served for 36 Years   Chairman and        23                 None
  1300 S.W. Sixth Avenue         and Trustee                         President of
  Portland, OR 97201                                                 Columbia Funds
  (71 years old)                                                     and the Trust
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------

DISINTERESTED NOMINEES
----------------------
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                         PRINCIPAL         FUND COMPLEX           OTHER
                                  POSITION(S)   TERM OF OFFICE         OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
                                   HELD WITH     AND LENGTH OF         DURING PAST 5        TRUSTEE OR           HELD BY
      NAME, ADDRESS AND AGE         TRUST        TIME SERVED**            YEARS              NOMINEE            TRUSTEE***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  James C. George                Trustee       Served for 8 Years    Investment          23                 None
  1001 S.W. 5th Avenue                                               Consultant
  Suite 1100
  Portland, OR 97204
  (69 years old)
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Patrick J. Simpson             Trustee       Served for 2 Years    Lawyer, Perkins     23                 None
  1211 S.W. 5th Avenue                                               Coie LLP
  Suite 1500
  Portland, OR 97204
  (57 years old)
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------

                                       7

  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                         PRINCIPAL         FUND COMPLEX           OTHER
                                  POSITION(S)   TERM OF OFFICE         OCCUPATION(S)       OVERSEEN BY        DIRECTORSHIPS
                                   HELD WITH     AND LENGTH OF         DURING PAST 5        TRUSTEE OR           HELD BY
      NAME, ADDRESS AND AGE         TRUST        TIME SERVED**            YEARS              NOMINEE            TRUSTEE***
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Richard L. Woolworth           Trustee       Served for 11 Years   Chairman/CEO, The   23                 The Regence
  100 S.W. Market St. #1500                                          Regence Group                          Group, Regence
  Portland, OR 97207                                                                                        BlueCross
  (60 years old)                                                                                            BlueShield of
                                                                                                            Oregon; NW
                                                                                                            Natural, a
                                                                                                            natural gas
                                                                                                            service provider
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------
  Charles R. Nelson              None          N/A                   Van Voorhis         23****             None****
  Department of Economics                                            Professor,
  University of Washington                                           Department of
  Seattle, WA 98195                                                  Economics,
  (59 years old)                                                     University of
                                                                     Washington;
                                                                     consultant on
                                                                     economic and
                                                                     statistical
                                                                     matters
  ------------------------------ ------------- --------------------- ------------------- ------------------ ------------------

There is no family relationship between any of the trustees listed above.

* Interested person as defined by the 1940 Act. Mr. Inskeep is deemed interested because he is affiliated with the Adviser.

** Each trustee serves for an indefinite term in accordance with the current bylaws of the Trust until the date a trustee resigns, retires or is removed in accordance with the bylaws of the Trust.

*** Each nominee is a director of Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia Short Term Bond Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Technology Fund, Inc., and Columbia Strategic Value Fund, Inc. (together, the "Columbia Funds"), each an open-end management investment company advised by the Adviser.

**** Mr. Nelson serves as an independent trustee of the funds in the Liberty Funds Complex, which are advised and distributed by affiliates of the Adviser.

         The following table sets forth the dollar range of shares owned by each trustee as of September 30, 2002 of (i) each individual Fund and (ii) all of the funds in the Columbia Funds Complex:

INTERESTED NOMINEE:
------------------

                DOLLAR RANGE OF FUND SHARES                              J. JERRY INSKEEP, JR.
------------------------------------------------------------- --------------------------------------------
Small Cap Fund                                                                   None
Small/Mid Cap Fund                                                               None
International Stock Fund                                                         None
Strategic Equity Fund                                                            None
Fixed Income Securities Fund                                                     None
Short Term Bond Fund                                                             None
High Yield Fund                                                                  None
International Bond Fund                                                          None

     AGGREGATE DOLLAR RANGE OF FUND SHARES IN FUNDS
     OVERSEEN BY TRUSTEE IN COLUMBIA FUNDS COMPLEX:                         OVER $100,000

DISINTERESTED NOMINEES:
----------------------
                                                                                   RICHARD L.
     DOLLAR RANGE OF FUND SHARES        JAMES C. GEORGE      PATRICK J. SIMPSON    WOOLWORTH           CHARLES R. NELSON
--------------------------------------- -------------------- --------------------- ------------------- ---------------------
Small Cap Fund                          None                 None                  None                None
Small/Mid Cap Fund                      None                 None                  None                None
International Stock Fund                None                 None                  None                None
Strategic Equity Fund                   None                 None                  None                None
Fixed Income Securities Fund            None                 None                  None                None
Short Term Bond Fund                    None                 None                  None                None
High Yield Fund                         None                 None                  None                None
International Bond Fund                 None                 None                  None                None

     AGGREGATE DOLLAR RANGE OF FUND
     SHARES IN FUNDS OVERSEEN BY
     TRUSTEE IN COLUMBIA FUNDS
     COMPLEX:                           $1 - $50,000         OVER $100,000         OVER $100,000       NONE

         As of September 30, 2002, none of the Independent Trustees or members of their immediate families owned any securities of the Adviser or any other entity directly or indirectly controlling, controlled by, or under common control with the Adviser.

COMPENSATION OF TRUSTEES

         The following table sets forth compensation received by each trustee for services to each Fund. No officer of the Trust received any compensation from the Funds during the fiscal year ended October 31, 2002.

   AGGREGATE COMPENSATION FROM FUND        J. JERRY      JAMES C.      PATRICK J.     RICHARD L.      CHARLES R.
                                           INSKEEP*      GEORGE        SIMPSON        WOOLWORTH       NELSON
---------------------------------------- ------------- ------------- -------------- --------------- ----------------
Small Cap Fund                           $0            $2,777        $2,777         $2,777          $0
Small/Mid Cap Fund                       $0            $  529        $  529         $  529          $0
International Stock Fund                 $0            $  239        $  239         $  239          $0
Strategic Equity Fund                    $0            $   39        $   39         $   39          $0
Fixed Income Securities Fund             $0            $  271        $  271         $  271          $0
Short Term Bond Fund                     $0            $  957        $  957         $  957          $0
High Yield Fund                          $0            $4,188        $4,188         $4,188          $0
International Bond Fund                  $0            $0            $0             $0              $0

TOTAL COMPENSATION FROM COLUMBIA FUNDS
               COMPLEX**                 $0           $34,000       $34,000        $35,000          $0***

* Mr. Inskeep is an interested person of each Fund and receives no compensation from any Fund.

**Information is for the calendar year ended December 31, 2001 for 23 funds in the Columbia Funds Complex. Includes compensation Messrs. Woolworth, George and Simpson received as directors of the 15 Columbia Funds advised by the Adviser. Mr. Woolworth's compensation also includes amounts received for serving on the Trust's Executive Committee and the Executive Committee of each Columbia Fund.

***Mr. Nelson received $109,000 for the calendar year ended December 31, 2001 for his service as a trustee of the funds in the Liberty Funds Complex.

                                  REQUIRED VOTE

         If a quorum of shareholders is present at the Special Meeting, the five nominees for election as trustees who receive the greatest number of votes cast at the Special Meeting will be elected trustees. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. The shareholders of the all the Funds will vote together as a single group for electing the trustees. If the Nominees are not approved by shareholders, the Board will consider alternate nominations.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

PROPOSAL NO. 2: TO APPROVE THE RECLASSIFICATION, MODIFICATION OR ELIMINATION OF
                CERTAIN FUNDAMENTAL INVESTMENT POLICIES

ALL FUNDS

                                  INTRODUCTION

         The Board has determined that it is in the best interests of the Funds to enhance their investment flexibility by modifying certain of each Fund's investment restrictions. Under the 1940 Act, all investment policies of a mutual fund must be classified as either "fundamental" or "non-fundamental." A fundamental policy may not be changed without the approval of a fund's shareholders. A non-fundamental policy, on the other hand, may be changed by a fund's board of trustees without shareholder approval. Unlike many other mutual funds, each of the Funds' investment restrictions is designated as a "fundamental policy" (except for the Strategic Equity Fund, which has three restrictions designated as "non-fundamental"). Accordingly, each change to an investment restriction discussed below requires shareholder approval. At a meeting held on October 30, 2002, the Board approved the proposed changes to the investment restrictions (which are described below) and directed that they be submitted to shareholders for approval. Shareholders of each Fund will be able to vote for or against or abstain from voting with respect to each of the proposed changes applicable to that Fund. The Proposal is discussed below in more detail.

         The Board recommends that shareholders vote for each of the subproposals to Proposal No. 2 to modify, reclassify or eliminate certain of the Funds' investment restrictions.

REASONS FOR THE PROPOSAL

         The 1940 Act requires only certain policies to be classified as fundamental, but a fund may designate as fundamental any of its other investment restrictions. Certain investment restrictions have been adopted by the Funds as fundamental in response to those requirements set forth in the 1940 Act. In addition, however, certain investment restrictions for each of the Funds were established as fundamental in response to industry practices as they existed when the Fund was created. Many of the restrictions initially were adopted to permit a Fund to register its shares for sale in certain states. Many states required a fund to adopt fundamental investment restrictions that were not required by the 1940 Act. The National Securities Markets Improvement Act of 1996 generally preempted state regulation of mutual funds. As a result, many of the Fund's fundamental investment restrictions are no longer necessary.

         In light of the above, in recent years, it has become customary in the mutual fund industry to reclassify a number of a fund's investment restrictions as non-fundamental, thereby reserving the right to change those investment restrictions without shareholder approval. This practice is desirable because it then permits the board of a mutual fund to modify the fund's investment restrictions to respond to market changes and other developments without delay and without the expense of holding a shareholder meeting.

         Accordingly, the Board reviewed each Fund's fundamental policies with the following goals:

         o to simplify, modernize and make consistent with those of other investment companies the Funds' policies that are required by law to be fundamental;

         o to reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act or the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be either eliminated or adopted by the Board as a non-fundamental policy in the same or a modified form; and

         o to reclassify as non-fundamental or to eliminate certain policies previously required under state securities laws.

         A Fund's shareholders will receive at least 30 days written notice of any material change to the Fund's non-fundamental investment restrictions approved by the Board.

         Generally, the Funds do not have precisely the same fundamental investment restrictions. In most cases, the Funds have restrictions that are substantially similar but not identical. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. The Board would like to establish more uniform fundamental and non-fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions will facilitate monitoring compliance with the restrictions by the Board and the Adviser and may reduce costs of operations. If a fundamental policy is proposed by the Board to be modified or made non-fundamental, the text of the policy as proposed to be revised is supplied below. A non-fundamental policy can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund. To summarize, the Board of each Fund believes approval of Proposal 2 in its entirety will provide the following benefits to each Fund:

         o Consistency and clarity among the Funds' investment restrictions will promote efficiencies in the administration of the Fund's operations.

         o Fundamental investment restrictions that are no longer needed will be eliminated or reclassified as non-fundamental, allowing the Board of each Fund and the Adviser to respond to changes in regulatory, market or competitive conditions without the delay and expense of calling a shareholder's meeting to change a fundamental investment restriction.

         o A Fund will have more investment flexibility to pursue its investment objectives.

         If these investment policy changes are approved by shareholders at the meeting, each Fund's Prospectus and Statement of Additional Information will be amended or supplemented to reflect the elimination, amendment and reclassification of the investment restrictions. Shareholders will be given at least 30 days notice by the Fund of any future investment policy changes to a non-fundamental policy.

         You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, if you wish to vote against any proposed change, you may so indicate on the proxy card. If a subproposal of Proposal 2 is approved by shareholders, the changes will become effective as soon as practicable.

CHANGE TO THE FUNDS' INVESTMENT RESTRICTIONS

         The Board of each Fund believes it is desirable to modify, reclassify or eliminate certain of the Funds' investment restrictions which are fundamental policies. A list of each Fund's investment restrictions proposed to be modified, reclassified or eliminated is attached as Exhibit B.
                                          ---------

         For each subproposal of Proposal 2 that recommends a modification to the fundamental investment restriction, the discussion will include

         o   the text of the proposed new investment restriction,
         o   a summary of the current restriction,
         o   an explanation of the reasons for the change, and
         o   an explanation of the expected effects of the change on the Fund.

         For each subproposal of Proposal 2 that recommends either a reclassification of a fundamental investment restriction to a non-fundamental investment restriction or elimination of a fundamental investment restriction, the discussion will include

         o a summary or the text of the current restriction to be reclassified or eliminated,
         o   an explanation of the reasons for the change, and
         o an explanation of the expected effects of the reclassification or elimination on the Fund.

         A list identifying the Funds for which each subproposal is applicable appears at the heading for the discussion of each subproposal. A summary of the applicability of each subproposal to the Funds can be found on page 2. Any percentage limitations contained in the investment restrictions described in these subproposals apply at the time of purchase of portfolio securities.

2A.      INTERNATIONAL STOCK FUND
         SMALL CAP FUND
         SMALL/MID CAP FUND
         SHORT TERM BOND FUND
         FIXED INCOME SECURITIES FUND
         HIGH YIELD FUND
         INTERNATIONAL BOND FUND

         MODIFY THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING BY THE FUND

         PROPOSED NEW INVESTMENT RESTRICTION. Set forth below is the policy on lending, as proposed to be modified.

                  The Fund will not make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the 1940 Act.

         CURRENT RESTRICTIONS. Each of these Funds has a fundamental policy prohibiting or limiting the Fund from lending its assets to other persons. A number of the Funds' current investment restrictions clarify this policy by noting that the lending of securities does not include entering into repurchase agreements or purchasing an issue of publicly distributed bonds, debentures, or other debt securities. In addition, some Funds allow for lending of portfolio securities permitted under the 1940 Act. The Board of each Fund proposes to standardize and clarify these policies.

         REASONS FOR MODIFICATION. If this proposal is approved by shareholders, after Board approval each Fund may lend portfolio securities to the fullest extent permitted under the 1940 Act. Under current interpretations, a mutual fund may lend portfolio securities to U.S. and foreign brokers, dealers and banks which its adviser deems to be creditworthy and of good business standing. The purpose of a Fund loaning its portfolio securities is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The maximum amount of securities that can be loaned by a Fund under the 1940 Act is 33 1/3% of the value of a Fund's total assets. A Fund will lend securities to its affiliates only with the permission of the SEC and in accordance with SEC guidelines.

         A Fund's loan of securities will be collateralized, as required by the SEC, by cash, letters of credit or U.S. government securities. The collateral will be maintained at all times in a segregated account with the Fund's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party acting as a "finder." Additional SEC guidelines require that: (1) the Fund receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund be able to terminate the loan at any time; (4) the Fund receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. In lending securities to U.S. and foreign brokers, dealers and banks, the Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral if the borrower fails financially.

         Adoption of the proposal will permit each Fund to lend securities (to the extent any Fund is now not allowed) and cash to the full extent permitted by applicable law and assist in standardizing the investment restrictions of all the Funds. In addition, a Fund's ability to purchase debt obligations and invest in repurchase agreements would be broadened. When cash may be available for only a few days, it may be invested by a Fund in repurchase agreements until it may otherwise be invested or used for payments of the Fund's obligations. A repurchase agreement is a transaction in which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. This type of arrangement may be considered a loan by the Fund collateralized by the underlying security because the obligation of the seller to pay the stated price is, in effect, secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. The Adviser is responsible for assuring that this practice will not affect adversely a Fund's ability to meet its investment objective.

         EFFECT OF THE PROPOSED MODIFICATION. The proposed modified restriction would allow the Board to authorize a Fund to loan up to one-third of its total assets in the future without approval from shareholders. Although the modified investment restriction will give each Fund greater flexibility in managing its portfolio in the future, any change in a Fund's investment practice with respect to lending will require approval of the Fund's Board. By lending portfolio securities, a Fund could attempt to generate income through the receipt of interest. The advantage of such loans is that a Fund could continue to have the benefits (and risks) of ownership of the loaned securities, while receiving interest from the borrower of the securities. While there may be delays in recovery of loaned securities, which could lead to a loss for a Fund upon disposition of the security or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be creditworthy and of good business standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from the loans justifies the risk.

2B.      INTERNATIONAL STOCK FUND
         SMALL CAP FUND
         SMALL/MID CAP FUND
         SHORT TERM BOND FUND
         FIXED INCOME SECURITIES FUND
         HIGH YIELD FUND
         INTERNATIONAL BOND FUND

         RECLASSIFY AS NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES

         CURRENT FUNDAMENTAL INVESTMENT RESTRICTION. Each Fund's fundamental policies currently provide that the Fund will not purchase illiquid securities if, upon purchase, more than 10% of its net assets would be invested in such securities.

         REASONS FOR CHANGE. These restrictions are not required to be fundamental and, additionally, are believed by the Adviser to be overly restrictive in the current regulatory and market environment. If approved by shareholders, these policies would be reclassified as non-fundamental, meaning they could be changed by vote of the Board in response to regulatory or market developments without further approval by shareholders. Under the 1940 Act, a mutual fund is required to maintain a high degree of liquidity in its portfolio to ensure that the fund is able to meet shareholder requests for redemptions. Regulatory interpretations of the requirement now provide that a mutual fund may not invest more than 15% of its assets in "illiquid" securities. From time to time, regulatory interpretations of the types of securities that must be treated as "illiquid" as well as the specific percentage limitations on investments in illiquid securities have changed. The non-fundamental policy would still provide that the Fund could not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are at the time considered illiquid.

         In the past, illiquid securities have included securities subject to contractual or legal restrictions on resale, securities for which there is no readily available market and repurchase agreements or time deposits maturing in greater than seven days. The securities markets are evolving, however, and new types of instruments have developed that make each Fund's current policies on illiquid investments overbroad and unnecessarily restrictive. In addition, the markets for some types of securities are almost exclusively institutional--repurchase agreements, commercial paper, many types of municipal securities and some corporate bonds and notes. These instruments are often exempt from registration under the U.S. securities laws or sold in transactions not requiring registration. Consequently, institutional investors depend on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can readily be resold. The fact that there may be legal or contractual restrictions on resale to the general public (making such securities "restricted"), therefore, does not necessarily determine the liquidity of these investments.

         To take advantage of these regulatory changes and the increasingly liquid institutional trading markets, the Board recommends that each Fund reclassify as non-fundamental its policies regarding investments in illiquid securities and maintain the limit on such investments to not more than 10% of its net assets.

         EFFECT OF RECLASSIFICATION. By making each Fund's policy on illiquid securities non-fundamental, the Funds will be able to respond more rapidly to regulatory and market developments because a shareholder vote will not be required to redefine the types of securities that are deemed illiquid. If this proposal is approved by shareholders, the specific types of securities that will be considered liquid will be determined by the Board in a manner consistent with current regulatory positions of the SEC and its staff. The Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of securities held by the Funds. The Board, however, is responsible for review of the Adviser's determinations. The Board will continue to monitor each Fund's investments in these securities.

2C.      INTERNATIONAL STOCK FUND
         SMALL CAP FUND
         SMALL/MID CAP FUND
         SHORT TERM BOND FUND
         FIXED INCOME SECURITIES FUND
         HIGH YIELD FUND
         INTERNATIONAL BOND FUND

         ELIMINATE THE FUND'S INVESTMENT RESTRICTION REGARDING THE PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES

         CURRENT RESTRICTIONS. Each of the International Stock Fund, Short Term Bond Fund, International Bond Fund and Fixed Income Securities Fund now has a fundamental investment restriction limiting the percentage of an investment company's securities that a Fund may own, and each of the Small Cap Fund, Small/Mid Cap Fund and High Yield Fund is prohibited from purchasing securities of other open-end investment companies.

         REASON FOR ELIMINATION OF RESTRICTION. The 1940 Act broadly limits the ability of one investment company to purchase securities of another investment company. The exceptions permitted by the International Stock Fund, Short Term Bond Fund, International Bond Fund and Fixed Income Securities Fund follow the limits imposed by the 1940 Act. Each of the Funds is already subject to these statutory limitations, and it is not necessary to prohibit investments by the Funds in securities of other investment companies. Some state "blue sky" regulators formerly imposed additional restrictions on an investment company's purchase of securities of another investment company as a condition to registration, but these state law requirements are no longer applicable.

         If these restrictions are eliminated, the Funds will continue to be subject to the limitations on investments in other registered investment companies imposed under the 1940 Act. In general, the 1940 Act prohibits a fund from (1) acquiring more than 3% of the voting stock of any other investment company, (2) investing more than 5% of its total assets in any one investment company or (3) investing more than 10% of its total assets in investment companies.

         EFFECT OF ELIMINATION OF RESTRICTION. Eliminating this investment restriction will allow each Fund greater flexibility to respond to market changes and other developments. Because each Fund remains subject to limitations under the 1940 Act described above, elimination of this restriction will not, at present, materially affect the operations of any Fund.

2D.      SMALL CAP FUND
         SMALL/MID CAP FUND

         MODIFY THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BUYING AND SELLING REAL ESTATE

         PROPOSED NEW INVESTMENT RESTRICTION: Set forth below is the proposed policy on real estate for the Small Cap Fund and the Small/Mid Cap Fund.

                  The Fund may not purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities. This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         CURRENT RESTRICTIONS: Each of these Funds has a fundamental policy prohibiting a Fund from purchasing or selling real estate.

         REASONS FOR MODIFICATION: The Board recommends that the restriction regarding real estate be amended for these Funds to permit investment in real estate-related investments. The proposed change conforms the restriction on investing in real estate to current interpretations of the 1940 Act. This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies. The proposed change clarifies that a Fund may acquire a security or other instrument that is secured by a mortgage or other interest in real estate (subject to the Fund's investment objective and policies regarding diversification and concentration) and that a Fund may hold real estate acquired as a result of the ownership of these securities. Other Funds in the Trust have a similar prohibition on the purchase and sale of real estate but, they provide an exception for the purchase of securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         EFFECTS OF NEW INVESTMENT RESTRICTION: Although the proposed change will have no immediate impact on these Funds, adoption of the proposed investment restriction will assist in standardizing the investment restrictions for these Funds with respect to real estate.

2E.      SHORT TERM BOND FUND

         MODIFY THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
         BORROWING

         PROPOSED NEW INVESTMENT RESTRICTION. Set forth below is proposed policy on borrowing for the Short Term Bond Fund.

                  The Fund will not borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more them 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         CURRENT RESTRICTIONS. The Fund is now prohibited from borrowing, except as borrowings are necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities) and only in amounts up to 5%.

         REASONS FOR CHANGE. A mutual fund is required to have a fundamental policy with respect to borrowing. The 1940 Act permits a fund to borrow an amount not to exceed 5% of its assets from either a bank or a non-bank for temporary purposes without regard to coverage. The 1940 Act also permits a fund to borrow from a bank for any purpose, provided that the fund maintains at least 300% asset coverage, which means, in effect, that a fund is permitted to borrow up to an amount equal to 50% of its total assets. The primary purpose of the proposed change is to permit the Fund to borrow to the full extent permitted by applicable law. The Fund, however, will not borrow for leveraging purposes, which means that it will not borrow to make investments with the proceeds of the borrowing. Changing this restriction will permit greater flexibility in managing the Fund's portfolio and standardize the Fund's borrowing restriction with that of the other Funds in the Trust. In addition, the Fund will be granted authority to engage in reverse repurchase agreements and forward roll transactions, practices that may be deemed to involve borrowing and are frequently authorized for use by sophisticated institutional asset managers.

         Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Because the Fund will not use these transactions for leveraging purposes, when the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities with a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities may decline prior to the repurchase date. The cash proceeds of the sales may be invested in securities or other instruments. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending that decision.

         The Fund also may enter into forward roll transactions, in which the Fund sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on the securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

         EFFECT OF MODIFICATION OF RESTRICTION. The Fund would benefit from the flexibility to borrow money up to the maximum amount permitted by law when borrowings are necessary for the efficient management of Fund's assets and not just for the limited time period covered by a temporary borrowing.


                                  REQUIRED VOTE

         Approval of each subproposal under Proposal No. 2 described above requires the affirmative vote of the lesser of:

                  o 67% of the Fund's voting securities present at the Special Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
                  o more than 50% of the Fund's outstanding voting securities.

         If the Proposal is approved by shareholders of a Fund at the Special Meeting, it will be effective upon appropriate disclosure being made in the Fund's prospectus and statement of additional information.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH SUBPROPOSAL UNDER PROPOSAL NO. 2.


PROPOSAL NO. 3:     TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE
                    TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS

         The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser.

         The Board, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to be the Trust's independent public accountants for the fiscal year ending October 31, 2002, subject to ratification by the Fund's shareholders.

PricewaterhouseCoopers LLP has no direct or material indirect financial interest in any Fund, in the Trust or in the Adviser, other than receipt of fees for services to the Funds. PricewaterhouseCoopers LLP or one of its predecessors has been the independent public accountants for the Trust since 1993.

         PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Trust's Audit Committee that they are independent accountants with respect to the Funds.

         The independent accountants examine annual financial statements for the Funds and provide other non-audit and tax-related services to the Funds. The Adviser and the Trust's Audit Committee have considered whether other non-audit services by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FUND-RELATED FEES

         Audit Fees. For the fiscal year ended October 31, 2001, the approximate fee for professional services rendered for the audit of the annual financial statements for each of the Funds was as follows:

         CMC Strategic Equity Fund                              $ 5,000
         CMC Small Cap Fund                                     $20,500
         CMC Small/Mid Cap Fund                                 $19,000
         CMC International Stock Fund                           $22,500
         CMC Short Term Bond Fund                               $17,500
         CMC Fixed Income Securities Fund                       $21,500
         CMC High Yield Fund                                    $15,000
         CMC International Bond Fund                            $     0

It is not expected that the fees for the audit of each Fund's annual financial statements (in process as of the date of this Proxy Statement) for the fiscal year ended October 31, 2002 will be materially higher.

         All Other Fees. For the fiscal year ended October 31, 2001, PricewaterhouseCoopers LLP was paid approximately $32,441 for accounting services, including tax-related services rendered to the Funds.

NON-FUND RELATED FEES

         All Other Fees. For the fiscal year ended October 31, 2001, PricewaterhouseCoopers LLP was paid approximately $83,784 for all other accounting services rendered on behalf of the Adviser and Columbia Trust Company, an affiliate of the Adviser that provided, directly or indirectly, services to the Funds.

                                  REQUIRED VOTE

         Ratification of the selection of PricewaterhouseCoopers LLP to serve as the independent accountants will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal provided a quorum is present at the Special Meeting. The shareholders of all Funds will vote together as a single group on ratification of the selection of independent accountants.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS IN THE TRUST.

                         EXECUTIVE OFFICERS OF THE FUNDS

         The officers of the Trust are listed below, together with their principal business occupation. The officers hold office indefinitely, except that any officer may resign or may be removed by a vote of a majority of the directors at any regular meeting or special meeting of the directors. All officers are "interested persons" as defined by the 1940 Act and receive no fees or salaries from any of the Funds in the Trust. The business address of each officer is 1300 SW Sixth Avenue, Portland, Oregon 97201.

                                   POSITION(S)
                                    HELD WITH        LENGTH OF TIME
          NAME AND AGE                FUNDS              SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------- --------------- --------------------- ------------------------------------------------
Jeff B. Curtis (48)               President and   2 Years               Executive Vice President and Chief Operating
                                  Assistant                             Officer of Columbia Funds Management Company
                                  Secretary                             and Columbia Management Co.  Prior to his
                                                                        current positions, Mr. Curtis was President,
                                                                        Senior Vice President and General Counsel of
                                                                        Columbia Funds Management Company and Columbia
                                                                        Management Co.

Myron G. Child (62)               Vice President  2 Years               Vice President of Columbia Trust Company


Kathleen M. Griffin (43)          Vice President  2 Years               Vice President of Columbia Financial Center
                                                                        Incorporated

Jeffrey L. Lunzer (41)            Vice President  2 Years               Vice President of Columbia Funds Management
                                                                        Company and Columbia Management Co.  Prior to
                                                                        his current positions, Mr. Lunzer was the
                                                                        Controller for the Funds.  Before joining the
                                                                        Funds in 1998, Mr. Lunzer was Treasurer and
                                                                        Fund Officer of WM Group of Funds, a mutual
                                                                        fund company.

Susan J. Woodworth (50)           Vice President  2 Years               Vice President of Columbia Trust Company







                                       22

Mark A. Wentzien (42)             Secretary       2 Years               Vice President of Columbia Funds Management
                                                                        Company and Columbia Management Co.  Prior to
                                                                        his current positions, Mr. Wentzien was
                                                                        Associate Counsel of Columbia Funds Management
                                                                        Company and Columbia Management Co.

                             ADDITIONAL INFORMATION

         The transfer and dividend crediting agent for the Funds is Liberty Funds Services, Inc., One Financial Center, Boston, Massachusetts 02111.

         State Street Bank & Trust Co., Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111-1724, acts as general custodian for assets of the Trust, including custody of foreign securities acquired by those Funds that invest in foreign securities.

                OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING
                            AND SHAREHOLDER PROPOSALS

         Although the Notice of Special Meeting of Shareholders provides for transaction of any other business that properly comes before the meeting, the Board has no knowledge of any matters to be presented at the meeting other than the matters described in this Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are presented.

         The Trust's Bylaws do not require it or any Fund to hold an annual meeting of shareholders. A Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of, among other matters, new investment advisory contracts or a change in the Fund's fundamental policies, such as its investment objective or investment restrictions.

         Because the Trust does not hold regular meetings of the Funds' shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to submit a proposal for consideration at a meeting of shareholders must deliver notice of the proposal within a reasonable time before the Trust mails its proxy materials. As of June 30, 2002, the Trust had not received any shareholder proposals and thus none is included in these proxy materials.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXY CARDS IN THE ENCLOSED STAMPED ENVELOPE, OR BY FAX TO 1-503-226-4067.

                                      By Order of the Board of Trustees,



                                                     Mark A. Wentzien
                                                     Secretary

Portland, Oregon
December ___, 2002

                                                                       EXHIBIT A

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

         At October 31, 2002, the nominees, officers and trustees of the Trust, as a group, owned of record or beneficially less than 1% of the outstanding shares of each Fund.

         At October 31, 2002, to the knowledge of the Funds, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund except the following record owners:

CMC SMALL CAP FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT OCTOBER 31, 2002
----------------                                       ------------------------------------------
Mastercard International Pension Plan                          4,080,934          (6.51%)
2000 Purchase Street
Purchase, NY 10577

IHC Pension Plan                                               4,401,603          (7.02%)
36 South State Street
Salt Lake City, UT 84111

Children Medical Center - Dallas                               4,201,595          (6.71%)
1935 Motor Street
Dallas, TX 75325

Farm Credit Consolidated Master Trust                          8,567,363         (13.67%)
375 Jackson Street 2E-20
St. Paul, MN 55101

CMC SMALL/MID CAP FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT OCTOBER 31, 2002
----------------                                       ------------------------------------------
Longview Fibre Company Pension Trust Fund
P.O. Box 639                                                     981,686         (12.47%)
Longview, WA  98632

Lumber Industry Pension Fund
Associated Administrators, Inc.                                  910,604         (11.57%)
2929 N.W. 31st Avenue
Portland, OR  97210

Western Council WCIW TOC Pension Fund                            855,210         (10.86%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Dairy Farmers of America                                         806,275         (10.24%)
North Pointe Tower, Suite 1000
10220 North Executive Hills Blvd.
Kansas City, MO  94190

Oregon Community Foundation                                      730,115          (9.28%)
1221 S.W. Yamhill, Suite 100
Portland, OR  97205

Freightliner Corporation Pension Plan                            664,285          (8.44%)
P.O. Box 3849
Portland, OR  97208

Tri-Met Pension Trust                                            542,693          (6.89%)
4012 S.E. 17th Avenue
Portland, OR  97202

Oregon Sheet Metal Worker's Pension Trust                        466,979          (5.93%)
740 North Knott Street
Portland, OR  97227

Lumber Employer &Western Counsel - L.P.I.W. Pension              456,036          (5.79%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

CMC INTERNATIONAL STOCK FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT OCTOBER 31, 2002
----------------                                       ------------------------------------------
Lumber Industry Pension Fund                                     598,622         (27.06%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, OR  97210

Freightliner Corporation Pension Plan                            528,577         (23.90%)
P.O. Box 3849
Portland, OR  97208

FBO Manatee Hospital                                             322,872         (14.60%)
Attn: 0004665880
P.O. Box 92800
Rochester, NY  14692

Oregon Sheet Metal Worker's Pension Trust                        260,930         (11.80%)
740 North Knott Street
Portland, OR  97227

AECOM Technology Corp. Pension Plan                              252,145         (11.40%)
3250 Wilshire Blvd., 5th Floor
Los Angeles, CA  90010

CMC STRATEGIC EQUITY FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT OCTOBER 31, 2002
----------------                                       ------------------------------------------
Willamette University                                          3,384,798         (16.35%)
900 State Street
Salem, OR 97301

Tri-Met Pension Trust                                          1,538,852          (7.43%)
4012 S.E. 17th Avenue
Portland, OR 97202

Millmen's Retirement Trust                                     1,082,501          (5.34%)
2929 N.W. 31st Avenue
Portland, OR 97210


                                      A-3

Willamette Falls Hospital                                      1,181,755          (5.71%)
1500 Division Street
Oregon City, OR 97045

CTC MasterPlan Accounts                                        1,082,616          (5.23%)
P.O. Box 1350
Portland, OR 97207

CMC SHORT TERM BOND FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT OCTOBER 31, 2002
----------------                                       ------------------------------------------
Oregon Health Sciences Foundation                              2,974,682         (25.78%)
1121 S.W. Salmon Street, Suite 200
Portland, OR  97205

Legacy Health System Fixed Income II                             951,741          (8.25%)
1919 N.W. Lovejoy
Portland, OR  97209

LSI Logic, Inc.                                                1,709,874         (14.82%)
1551 McCarthy Blvd.
Milpitas, CA 75035

PacificCorp. Environmental                                     2,455,254         (21.28%)
825  N.E. Multnomah, Suite 1900
Portland, OR 97232

CMC FIXED INCOME SECURITIES FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT  OCTOBER 31, 2002
----------------                                       -------------------------------------------
Local Union 191 IBEW Joint Trust Funds                           919,477         (35.50%)
Benefit Solutions, Inc.
3400 188th Street SW, Suite 601
Lynnwood, WA  98037

The Sherwood Trust                                               445,944         (17.22%)
7 West Main
Walla Walla, WA  99362

Teamsters Local #142 Pension Fund                                246,990          (9.50%)
1300 Clark Road
Gary, IN  46404


                                      A-4

Centurytel, Inc. Hourly Pension Trust                            183,382          (7.08%)
100 Century Park Drive
Monroe, LA  71203

John L. Wobig                                                    179,044          (6.91%)
9200 N.W. Leahy Road
Portland, OR  97229

CMC HIGH YIELD FUND

NAME AND ADDRESS                                       SHARES OWNED OF RECORD AT  OCTOBER 31, 2002
----------------                                       -------------------------------------------
Carpenters Pension Trust Fund                                  5,610,316         (14.79%)
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
533 S. Fremont Avenue
Los Angeles, CA  90071

Boilermaker-Blacksmith National Pension Fund                   3,166,353          (8.35%)
754 Minnesota Avenue, Suite 522
Kansas City, KS  66101

                                                                       EXHIBIT B

                         CURRENT INVESTMENT RESTRICTIONS

         The Funds' current investment restrictions that are proposed to be reclassified, modified or eliminated read as follows:

CMC SMALL CAP FUND

The Small Cap Fund may not:

         3. Buy or sell real estate. (Subproposal 2D).

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities. (Subproposal 2A).

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company. (Subproposal 2C).

CMC SMALL/MID CAP FUND

The Small/Mid Cap Fund may not:

         3. Buy or sell real estate. (Subproposal 2D).

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities. (Subproposal 2A).

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company. (Subproposal 2C).

CMC INTERNATIONAL STOCK FUND

The International Stock Fund may not:

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan. (Subproposal 2A).

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total assets would be invested in any one such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities. (Subproposal 2C).

CMC SHORT TERM BOND FUND

The Short Term Bond Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealer or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets. (Subproposal 2A).

         5. Purchase of illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities. (Subproposal 2B).

         9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act. (Subproposal 2C).

         11. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets of the Fund valued at cost. (Subproposal 2E).

CMC FIXED INCOME SECURITIES FUND

The Fixed Income Securities Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constitution part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets. (Subproposal 2A).

         5. Purchase illiquid securities if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act. (Subproposal 2C).

CMC HIGH YIELD FUND

The High Yield Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets. (Subproposal 2A).

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         9. Purchase securities of other open-end investment companies. (Subproposal 2C).

CMC INTERNATIONAL BOND FUND

The International Bond Fund may not:

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets. (Subproposal 2A).

         5. Purchase illiquid securities if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities. (Subproposal 2B).

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act. (Subproposal 2C).

This proxy is solicited on behalf of the Board of Trustees. The Board of Trustees recommend that you vote IN FAVOR of each Proposal.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

1. Election of Trustees: To elect five trustees of the Trust:

        01. J. Jerry Inskeep, Jr.       02. James C. George
        03. Patrick J. Simpson          04. Richard L. Woolworth
        05. Charles R. Nelson

        FOR ALL         WITHHOLD ALL        FOR ALL EXCEPT
          [_]               [_]                  [_]

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided.

--------------------------------------------------------------------------------

================================================================================
[_] To vote FOR ALL Proposals below for each Fund, mark this box. (No other vote is necessary.)

[_] To vote AGAINST ALL Proposals below for each Fund, mark this box. (No other vote is necessary.)

[_] To ABSTAIN with respect to all Proposals below for each Fund, mark this box. (No other vote is necessary.)
================================================================================

2a.  To modify the investment restriction regarding lending.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
Small Cap       [_]    [_]      [_]    High Yield       [_]    [_]      [_]
Small/Mid Cap   [_]    [_]      [_]    Short Term Bond  [_]    [_]      [_]
Fixed Income                           International
Securities      [_]    [_]      [_]    Bond             [_]    [_]      [_]
International
Stock           [_]    [_]      [_]

2b. To modify and reclassify the investment restriction regarding investments in restricted and illiquid securities.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
Small Cap       [_]    [_]      [_]    High Yield       [_]    [_]      [_]
Small/Mid Cap   [_]    [_]      [_]    Short Term Bond  [_]    [_]      [_]
Fixed Income                           International
Securities      [_]    [_]      [_]    Bond             [_]    [_]      [_]
International
Stock           [_]    [_]      [_]

2c. To eliminate the investment restriction regarding the purchase of securities of other investment companies.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
Small Cap       [_]    [_]      [_]    Growth           [_]    [_]      [_]
Small/Mid Cap   [_]    [_]      [_]    Small Cap        [_]    [_]      [_]
Fixed Income                           Daily Income
Securities      [_]    [_]      [_]    Company          [_]    [_]      [_]
International
Stock           [_]    [_]      [_]

2d. To modify the fundamental investment restriction regarding buying and selling of real estate.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                FOR  AGAINST  ABSTAIN
Small Cap       [_]    [_]      [_]
Small/Mid Cap   [_]    [_]      [_]

2e. To modify the fundamental investment restriction regarding borrowing.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                        FOR  AGAINST  ABSTAIN
Short Term Bond         [_]    [_]      [_]

3. Independent Accountants. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Funds in the Trust.

[_] to vote all Funds FOR;              [_] to vote all Funds AGAINST;
[_] to ABSTAIN votes for all Funds;     or vote seperately by Fund below.

                FOR  AGAINST  ABSTAIN                   FOR  AGAINST  ABSTAIN
Small Cap       [_]    [_]      [_]    Growth           [_]    [_]      [_]
Strategic Equity[_]    [_]      [_]    Small Cap        [_]    [_]      [_]
Small/Mid Cap   [_]    [_]      [_]    Daily Income
Fixed Income                           Company          [_]    [_]      [_]
Securities      [_]    [_]      [_]
International
Stock           [_]    [_]      [_]

THIS IS YOUR BALLOT                                       YOUR VOTE IS IMPORTANT

                                   [BIRD LOGO]
                                 CMC FUND TRUST

       JOINT PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                JANUARY 9, 2003.

Please use this ballot to vote on the proposed changes to the Funds, as described in the enclosed proxy statement. In signing below, you appoint either Jeff B. Curtis or Mark A. Wentzien as proxies, with power of substitution, to represent and to vote, at the Special Meeting of Shareholders of the Trust, on January 9, 2003 at 10:00 a.m., and at any adjournments thereof, all shares you own of each of the Funds, which you would be entitled to vote if you were represented in person. If you have any questions, please call us toll-free at 1-800-547-1707.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.
                                --------------------------
                                Note: Please sign exactly as your name appears on this proxy card. If you are a joint owner, please ensure that each owner signs this ballot. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are siging for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, please sign in the partnership's name.


                                ------------------------------------------------
                                Signature

                                ------------------------------------------------
                                Signature(if held jointly)

                                ------------------------------------------------
                                Date
                                ------------------------------------------------


                                ------------------------------------------------
                                ------------------------------------------------